Exhibit 99.B(q)

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dale C. LaPorte, hereby constitutes and appoints John M. Loder, Jeremy C. Smith and Savonne L. Ferguson, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: May 30, 2013

/s/ Dale C. Laporte
Dale C. LaPorte

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dorothy A. Berry, hereby constitutes and appoints John M. Loder, Jeremy C. Smith and Savonne L. Ferguson, her true and lawful attorneys-in-fact and agent, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: May 30, 2013

/s/ Dorothy A. Berry
Dorothy A. Berry

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John G. Drosdick, hereby constitutes and appoints John M. Loder, Jeremy C. Smith and Savonne L. Ferguson, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: May 30, 2013

/s/ John G. Drosdick
John G. Drosdick

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Edward D. Miller, hereby constitutes and appoints John M. Loder, Jeremy C. Smith and Savonne L. Ferguson, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: May 30, 2013

/s/ Edward D. Miller
Edward D. Miller

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, L. White Matthews, III, hereby constitutes and appoints John M. Loder, Jeremy C. Smith and  Savonne L. Ferguson, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: May 30, 2013

/s/ L. White Matthews, III
L. White Matthews, III

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Stephen M. Todd, hereby constitutes and appoints John M. Loder, Jeremy C. Smith and Savonne L. Ferguson, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: May 30, 2013

/s/ Stephen M. Todd
Stephen M. Todd

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Kevin A. McCreadie, hereby constitutes and appoints John M. Loder, Jeremy C. Smith and Savonne L. Ferguson, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: May 30, 2013

/s/ Kevin A. McCreadie
Kevin A. McCreadie

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John F. Kernan, hereby constitutes and appoints John M. Loder, Jeremy C. Smith and Savonne L. Ferguson, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: May 30, 2013

/s/ John F. Kernan
John F. Kernan